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                                                                   EXHIBIT 10.50

Letter Agreement dated September 11, 2000 between Medical Manager Corporation and Marvin P. Rich




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                           MEDICAL MANAGER CORPORATION
                            669 RIVER DRIVE, CENTER 2
                       ELMWOOD PARK, NEW JERSEY 07407-1361


                                                              September 11, 2000


Mr. Marvin P. Rich
c/o Medical Manager Corporation
669 River Drive, Center 2
Elmwood Park, New Jersey  07407-1361

Dear Marv:

         Reference is made to the Amended and Restated Employment Agreement dated as of June 18, 2000 (the "Employment Agreement"), by and between Medical Manager Corporation, a Delaware corporation, CareInsite, Inc., a Delaware corporation, and you.

         The first sentence of Section 5.3(a)(iv) of the Employment Agreement is hereby amended to delete the words "and remain exercisable until the first anniversary of the date of termination" and replace them with "and remain exercisable until such options would otherwise expire under the terms thereof".

         The foregoing amendment to the Employment Agreement shall be effective as of the date hereof. All other provisions of the Employment Agreement shall continue in full force and effect.

                                    MEDICAL MANAGER CORPORATION

                                    By:      /s/ Charles Mele
                                       -----------------------------------------
                                             Name:  Charles A. Mele
                                             Title: Executive Vice President -
                                                    General Counsel

Accepted and Agreed:


/s/ Marvin P. Rich                  CAREINSITE, INC.
---------------------------
Marvin P. Rich

                                    By:      /s/ David C. Amburgey
                                       -----------------------------------------
                                             Name:  David C. Amburgey
                                             Title: SVP - General Counsel